     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 2002

                                                              FILE NO. 33-12400
                                                              FILE NO. 811-5052

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                            ---------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 16                     [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 16                             [X]

                            ---------------------

                      VALUE LINE NEW YORK TAX EXEMPT TRUST
               (Exact Name of Registrant as Specified in Charter)


                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices)(Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                                DAVID T. HENIGSON
                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
                     (Name and Address of Agent for Service)


                                    COPY TO:
                               PETER D. LOWENSTEIN
                         TWO SOUND VIEW DRIVE, SUITE 100
                               GREENWICH, CT 06830

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
     [ ]   IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

     [X]   ON JULY 1, 2002 PURSUANT TO PARAGRAPH (b)

     [ ]   60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
     [ ]   75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
     [ ]   ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
     [ ]   ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

================================================================================

                      Value Line New York Tax Exempt Trust
           --------------------------------------------------------
                                   PROSPECTUS
                                  JULY 2, 2002
           --------------------------------------------------------










[GRAPHIC OMITTED]

                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds





                                                                         #522842
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                  --------------------------------------------------------------

                  TABLE OF CONTENTS

                  --------------------------------------------------------------


                       Trust Summary

                       What is the Trust's goal? Page 2

                       What are the Trust's main investment strategies? Page 2

                       What are the main risks of investing in the Trust? Page 2

                       How has the Trust performed? Page 4


                       What are the Trust's fees and expenses? Page 6




How We Manage the Trust

Our principal investment strategies Page 7

The type of securities in which we invest Page 7

The principal risks of investing in the Trust Page 8




                                Who Manages the Trust

                                Investment Adviser Page 9

                                Management fees Page 9

                                Portfolio management Page 9




          About Your Account

          How to buy shares Page 10

          How to sell shares Page 12

          Special services Page 14

          Dividends, distributions and taxes Page 14




                                   Financial Highlights

                                   Financial Highlights Page 16

                  --------------------------------------------------------------

                  TRUST SUMMARY

                  --------------------------------------------------------------


WHAT IS THE TRUST'S GOAL?

                  The Trust's primary investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. Although the Trust will strive to achieve its goal, there is no assurance that it will succeed.



WHAT ARE THE TRUST'S MAIN INVESTMENT STRATEGIES?

                  To achieve the Trust's goal, we invest the Trust's assets so that, under normal conditions, at least 80% of the annual income of the Trust will be exempt from both federal income tax and New York State and City personal income taxes and will not be subject to the alternative minimum tax. The Trust invests primarily in investment grade New York municipal securities having a maturity of more than one year.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE TRUST?

                  Investing in any mutual fund, including the Trust, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money that you invest. When you invest in the Trust, you assume a number of risks. Among them, is INTEREST RATE RISK, the risk that as interest rates rise the value of some fixed income securities may decrease, MARKET RISK, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions, CREDIT RISK, the risk that any of the Trust's holdings will have its credit downgraded or will default, INCOME RISK, the risk that the Trust's income may decline because of falling interest rates and other market conditions and LIQUIDITY RISK, the risk that at times it may be difficult to value a security or sell it at a fair price.

                  Because the Trust invests primarily in the securities issued by New York State and its municipalities, its performance may be affected by local, state, and regional factors. These may include tax, legislation or policy changes, political and economic factors, natural disasters, and the possibility of credit problems. Although New York State has recorded balanced budgets for the past several fiscal years, gaps between actual revenues and expenditures may arise in the current and future fiscal years. New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                  The price of Trust shares will increase and decrease according to changes in the value of the Trust's investments. The market values of municipal securities will vary inversely in relation to their yields.

                  The Trust's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest.

                  The Trust is nondiversified which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

                  An investment in the Trust is not a complete investment program and you should consider it just one part of your total investment program. The Trust is not appropriate for IRAs or other tax-advantaged retirement plans. For a more complete discussion of risk, please turn to page 7.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


HOW HAS THE TRUST PERFORMED?


                  This bar chart and table can help you evaluate the potential risks of investing in the Trust. We show how returns for the Trust's shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years all compared to the performance of the Lehman Brothers Municipal Bond Index, which is a broad based market index. You should remember that unlike the Trust, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Trust's past performance is not necessarily an indication of how it will perform in the future.


                  TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)



[GRAPHIC OMITTED]


================================================================================



 9.54    13.87   -7.73   17.30   2.35   9.34    6.12    -4.21   11.74    3.32
--------------------------------------------------------------------------------
 1992    1993    1994    1995    1996   1997    1998     1999    2000    2001


BEST QUARTER:   Q1 1995     +7.06%
WORST QUARTER:  Q1 1994     (5.97%)

The Trust's year-to-date return for the three months ended March 31, 2002, was 1.09%.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01




                                           1 YEAR       5 YEARS       10 YEARS
================================================================================
VALUE LINE NEW YORK TAX EXEMPT TRUST
--------------------------------------------------------------------------------
Return before taxes                         3.32%        5.11%         5.89%
--------------------------------------------------------------------------------
Return after taxes on distributions         3.32%        4.87%         5.54%
--------------------------------------------------------------------------------
Return after taxes on distributions and     3.53%        4.90%         5.57%
Sale of Fund shares
--------------------------------------------------------------------------------
LEHMAN BROS. MUNICIPAL                      5.13%        5.98%         6.63%
BOND INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)
--------------------------------------------------------------------------------



After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Trust. The Trust's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Trust shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Trust. The Trust's "Return after taxes on distributions and sale of Trust shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Trust shares at the beginning and sold at the end of the specified period.


After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Trust shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.


Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Trust shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


WHAT ARE THE TRUST'S FEES AND EXPENSES?

These tables describe the fees and expenses you pay in connection with an investment in the Trust.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
====================================================================================
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF         NONE
OFFERING PRICE
------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL            NONE
PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
------------------------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS                 NONE
------------------------------------------------------------------------------------
REDEMPTION FEE                                                               NONE
------------------------------------------------------------------------------------
EXCHANGE FEE                                                                 NONE
------------------------------------------------------------------------------------


ANNUAL TRUST OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE TRUST'S ASSETS)
====================================================================================
MANAGEMENT FEES                                             0.60%
------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES*                      0.25%*
------------------------------------------------------------------------------------
OTHER EXPENSES                                              0.43%
------------------------------------------------------------------------------------
TOTAL ANNUAL TRUST OPERATING EXPENSES                       1.28%
------------------------------------------------------------------------------------



* Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.


EXAMPLE
This example is intended to help you compare the cost of investing in the Trust to the cost of investing in other mutual funds. We show the cumulative amount of Trust expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Trust's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                                1 YEAR       3 YEARS     5 YEARS       10 YEARS
====================================================================================
  NEW YORK TAX EXEMPT TRUST     $ 130         $ 406       $ 702         $ 1,545
------------------------------------------------------------------------------------

                  --------------------------------------------------------------

                  HOW WE MANAGE THE TRUST

                  --------------------------------------------------------------


OUR PRINCIPAL INVESTMENT STRATEGIES

                  We analyze economic and market conditions, seeking to identify the securities that we think make the best investments. Under normal conditions, the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both federal income tax and New York State and City personal income taxes and will not be subject to the alternative minimum tax. This is a fundamental policy of the Trust which will not be changed without shareholder approval.


THE TYPE OF SECURITIES IN WHICH WE INVEST


                  We invest primarily in New York State municipal and public authority debt obligations having a maturity of more than one year and which are rated at the time of purchase within the four highest categories of a nationally recognized securities rating organization, or if not rated, deemed by the Adviser to be of comparable quality.


                  The investments are generally one of the following: General Obligation Bonds which are secured by the full faith and credit of the issuer and its taxing power or Revenue Bonds which are payable from revenue derived from a particular facility or service.

                  TEMPORARY DEFENSIVE POSITION

                  From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the Trust's assets in cash, cash equivalents, U.S. Government securities or non-New York tax-exempt securities for temporary defensive purposes. This could help the Trust avoid losses, but it may result in lost opportunities and lower yields. If this becomes necessary, the Trust's assets may not be invested in accordance with its strategy and the Trust may not achieve its investment objectives.

                  PORTFOLIO TURNOVER

                  The Trust may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective which would result in additional expenses. This strategy may negatively affect the Trust's performance and may also result in capital gain distributions that could increase your income tax liability.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


THE PRINCIPAL RISKS OF INVESTING IN THE TRUST

                  Because of the nature of the Trust, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The Trust's ability to achieve its investment objective is dependent upon the ability of issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Trust's yield or share price. As a result, this Trust could be more risky than a fund that is more geographically diversified.

                  Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic and money and capital market conditions, the volume of municipal securities available, the slope of the yield curve, conditions within the municipal securities market, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields.

                  When investing in the Trust you will also assume an INTEREST RATE RISK, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in the Trust are MARKET RISK, CREDIT RISK, INCOME RISK and LIQUIDITY RISK. MARKET RISK is the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions. CREDIT RISK is the risk that any of the Trust's holdings will have its credit rating downgraded or will default, thereby reducing the Trust's income level and share price. INCOME RISK is the risk that the Trust's income may decline because of falling interest rates and other market conditions. LIQUIDITY RISK is the risk that at times it may be difficult to value a security or sell it at a fair price.

                  An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                  Please see the Statement of Additional Information for a further discussion of risks. Information on the Trust's recent holdings can be found in the Trust's current annual or semi-annual report.

                  --------------------------------------------------------------

                  WHO MANAGES THE TRUST

                  --------------------------------------------------------------


                  The business and affairs of the Trust are managed by the Trust's officers under the direction of the Trust's Board of Trustees.


INVESTMENT ADVISER


                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Trust's investment adviser and manages the Trust's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of approximately $4 billion.



                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Trust's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES

                  For managing the Trust and its investments, the Adviser is paid a yearly fee of 0.60% of the Trust's average daily net assets.


PORTFOLIO MANAGEMENT


                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Trust's portfolio.

                  --------------------------------------------------------------

                  ABOUT YOUR ACCOUNT

                  --------------------------------------------------------------


HOW TO BUY SHARES


                o BY TELEPHONE
                  Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.


                o BY WIRE
                  If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.


                o THROUGH A BROKER-DEALER
                  You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.


                o BY MAIL
                  Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

                o MINIMUM/ADDITIONAL INVESTMENTS
                  Once you have completed an Account Application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when we receive your purchase order.


                o TIME OF PURCHASE
                  Your price for Trust shares is the Trust's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



                  those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Trust. Trust shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Trust, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

                o DISTRIBUTION CHARGES
                  The Trust has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Trust is charged a fee at the annual rate of 0.25% of the Trust's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Trust's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Trust's shares. Such services may include, among other things, answering investor inquiries regarding the Trust; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Trust may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

                o NET ASSET VALUE
                  We calculate NAV by adding the market value of all the securities and assets in the Trust's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are available at their market value. We price securities for which market valuations are not available at their fair market value as determined by the Board of Trustees. Fixed-income municipal securities are valued on the basis of prices provided by an independent pricing service. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


HOW TO SELL SHARES


                o BY MAIL
                  You can redeem your shares (sell them back to the Trust) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.



                  We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.



                  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.


                o BY TELEPHONE OR WIRE
                  You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.


                o BY CHECK
                  You can sell $500 or more of your shares by writing a check payable to the order of any person.


                o THROUGH A BROKER-DEALER
                  You may sell your shares through a broker-dealer, who may charge a fee for this service.


                  The Trust has authorized certain brokers to accept purchase and redemption orders on behalf of the Trust. The Trust has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Trust.

                  We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Trust. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.


                  Among the brokers that have been authorized by the Trust are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing, and Fidelity Brokerage Services, Inc. You should consult with your broker to determine if it has been so authorized.


                o BY EXCHANGE
                  You can exchange all or part of your investment in the Trust for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.



                  When you send us a request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale of shares.


                  Exchanges among Value Line funds are a shareholder privilege and not a right. The Trust may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Trust during a calendar year. We reserve the right to reject any exchange offer.


                  ACCOUNT MINIMUM
                  If as a result of redemptions your account balance falls below $500, the Trust may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Trust may redeem your account, after first notifying you in writing.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


SPECIAL SERVICES


                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.



                o Valu-Matic (Registered Trademark) allows you to make regular monthly investments of $25 or more automatically from your checking account.


                o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.


DIVIDENDS, DISTRIBUTIONS AND TAXES

                  The Trust declares dividends from its net investment income daily, and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.


                  Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Trust is not affected by whether you reinvest your dividends or receive them in cash. Distributions from the Trust's long-term capital gains, if any, are taxable as capital gains, while dividends from short-term capital gains, if any, are taxable as ordinary income. The Trust intends to pay federally tax-exempt distributions derived from interest income paid on qualifying municipal securities. To the extent the Trust's dividend distributions are derived from interest income paid on state tax-free investments, they will be free from New York State and City personal income taxes. Corporate taxpayers should note that the Trust's distributions are not exempt from New York State and City franchise or corporate income taxes. However, you may be subject to state and local taxes on distributions. The Trust may also make distributions that are a preference item for purposes of the alternative minimum tax applicable to individuals, but such distributions are expected to be less than 20% of the Trust's total distributions under normal conditions.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


                  We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.



                  You will generally have a capital gain or loss if you dispose of your Trust shares by redemption, exchange or sale. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares. Certain limitations may apply to the ability to currently deduct any capital losses.


                  As with all mutual funds, the Trust may be required to withhold U.S federal income tax on all taxable distributions payable to you if you fail to provide the Trust with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


                  The above discussion is meant only as a summary, and we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------



                  The financial highlights table is intended to help you understand the Trust's financial performance for the past five years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's annual report, which is available upon request by calling 800-243-2729.




                  FINANCIAL HIGHLIGHTS



FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                                               YEARS ENDED ON LAST DAY OF FEBRUARY,
---------------------------------------------------------------------------------------------------------------------------
                                             2002             2001             2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR        $  10.08         $   9.37         $  10.33         $  10.51         $  10.04
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
  Net investment income                        .38              .42              .42              .43              .44
  Net gains or losses on
  securities (both realized and
  unrealized)                                  .17              .71             (.82)             .14              .47
---------------------------------------------------------------------------------------------------------------------------
  Total from investment
  operations                                   .55             1.13             (.40)             .57              .91
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from net
  investment income                           (.38)            (.42)            (.42)            (.42)            (.44)
  Distributions from net
  realized gains                                --               --             (.14)            (.33)              --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                         (.38)            (.42)            (.56)            (.75)            (.44)
===========================================================================================================================
  NET ASSET VALUE, END OF YEAR            $  10.25         $  10.08         $   9.37         $  10.33         $  10.51
===========================================================================================================================
  TOTAL RETURN                                5.54%           12.28%           (3.97)%           5.56%            9.31%
===========================================================================================================================
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
  (in thousands)                          $ 29,202         $ 29,388         $ 28,409         $ 33,403         $ 34,597
  Ratio of expenses to average
  net assets                                  1.28%(2)         1.13%(2)         1.05%(2)          .98%(2)          .92%(1)
  Ratio of net investment income
  to average net assets                       3.76%(3)         4.29%            4.21%            4.05%            4.35%
  Portfolio turnover rate                       66%              49%             100%              56%             116%
---------------------------------------------------------------------------------------------------------------------------



(1)  Before offset of custody credits.
(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.27%, 1.12%, 1.04% and .97%, respectively, as of February 28, 2002, February 28, 2001, February 29, 2000 and February 28, 1999.
(3) As required, effective March 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this change for the year ended February 28, 2002 on net investment income and net realized and unrealized gains and losses was less than $.01 per share, The effect of this change was to increase the ratio of net investment income to average net assets from 3.72% to 3.76%. Per share and ratios for the year prior to March 1, 2001 have not been restated to reflect this change in accounting policy.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


FOR MORE INFORMATION


                  Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can find more detailed information about the Trust in the current Statement of Additional Information dated July 1, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Trust, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus from our Internet site at http://www.valueline.com.



                  Reports and other information about the Trust are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Trust, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.

                  INVESTMENT ADVISER                         SERVICE AGENT
                  Value Line, Inc.                           State Street Bank and Trust Company
                  220 East 42nd Street                       c/o NFDS
                  New York, NY 10017-5891                    P.O. Box 219729
                                                             Kansas City, MO 64121-9729



                  CUSTODIAN                                  DISTRIBUTOR
                  State Street Bank and Trust Company        Value Line Securities, Inc.
                  225 Franklin Street                        220 East 42nd Street
                  Boston, MA 02110                           New York, NY 10017-5891



                  Value Line Securities, Inc.
                  220 East 42nd Street, New York, NY 10017-5891            File no. 811-5052
                  811-5052


                      VALUE LINE NEW YORK TAX EXEMPT TRUST


              220 East 42nd Street, New York, New York 10017-5891
                                1-800-243-2729
                               www.valueline.com


--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                 JULY 1, 2002

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line New York Tax Exempt Trust dated July 1, 2002, a copy of which may be obtained without charge by writing or telephoning the Trust. The financial statements, accompanying notes and report of independent accountants appearing in the Trust's 2002 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Trust upon request and without charge by calling 800-243-2729.

                                 ------------

                               TABLE OF CONTENTS




                                                                              PAGE
                                                                             -----
       Description of the Trust and Its Investments and Risks ............   B-2
       Special Considerations Relating to New York Municipal Securities ..   B-9
       Management of the Trust ...........................................   B-17
       Investment Advisory and Other Services ............................   B-20
       Service and Distribution Plan .....................................   B-22
       Portfolio Transactions ............................................   B-22
       Capital Stock .....................................................   B-23
       Purchase, Redemption and Pricing of Shares ........................   B-23
       Taxes .............................................................   B-23
       Performance Data ..................................................   B-25
       Financial Statements ..............................................   B-27
       Security Ratings ..................................................   B-27

            DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS


     CLASSIFICATION. The Trust is an open-end, non-diversified, management investment company established as a Massachusetts business trust in 1987. The Trust's investment adviser is Value Line, Inc. (the "Adviser").


     INVESTMENT OBJECTIVE. The Trust's investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal personal income taxes while avoiding undue risk to principal. Under normal conditions, the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both federal income tax and New York State and City personal income taxes, and will not be subject to the alternative minimum tax, except during times of adverse market conditions. This is a fundamental policy of the Trust which will not be changed without shareholders' approval. No assurance can be made that the Trust's investment objective will be achieved. A portion of the Trust's income may be subject to federal, state and local taxes.

     The Trust's investment objective cannot be changed without shareholder approval.


     INVESTMENT STRATEGY AND RISKS. The Trust will invest primarily in New York State municipal and public authority debt obligations having a maturity of more than one year which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A and Baa) or Standard & Poor's Ratings Services (AAA, AA, A and BBB). The Trust may also invest up to 30% of its assets in bonds rated Ba or B by Moody's or BB or B by Standard & Poor's. As of February 28, 2002, the Trust had no securities rated below investment grade (Aaa through Baa). Investments rated Baa or BBB or lower have speculative characteristics; lower rated investments normally provide higher yields but are speculative and involve greater risk including the possibility of default or bankruptcy than is the case with higher rated securities. These securities may also be subject to greater market fluctuations. The Trust may also invest up to 100% of its assets in unrated securities which the Adviser determines are of comparable quality to the rated securities in which the Trust may invest. The amount of information about the financial condition of an issuer of New York tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. See "Special Considerations," below. The Trust may also purchase obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam since dividends paid by the Trust, to the extent attributable to such sources, are exempt from federal, New York State and New York City income taxes. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. High portfolio turnover may result in correspondingly greater transaction costs.


     Up to 20% of the Trust's total assets may be invested in taxable money market instruments, non-New York tax-exempt securities, futures and options. The Trust may temporarily invest more than 20% of its total assets in taxable money market instruments and non-New York tax-exempt securities when the Adviser deems a "defensive" posture to be advisable because of market conditions. The Trust may only purchase those non-New York tax-exempt securities which satisfy the standards for New York tax-exempt securities set forth in the preceding paragraph. The types of taxable money market instruments in which the Trust may invest are the following: commercial paper (rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's), U.S. government securities, repurchase agreements or other short-term money market instruments.

     Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic and money and capital market conditions, the volume of municipal securities available, the slope of the yield curve, conditions within the municipal securities market, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating, and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the maturity of the obligations.

     SPECIAL CONSIDERATIONS AFFECTING THE TRUST. The Trust's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations.

     Certain substantial issuers of New York municipal securities (including issuers whose obligations may be acquired by the Trust) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Strong demand for New York municipal securities has at times had the effect of permitting New York municipal securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal securities. Although as of the date of this Statement of Additional Information, no issuers of New York municipal securities are in default with respect to the payment of their municipal securities, the occurrence of any such default could affect adversely the market values and marketability of all New York municipal securities and, consequently, the net asset value of the Trust's portfolio.

     The Trust's classification as a "non-diversified" investment company allows it to have a larger position in the securities of a single issuer than would be the case if it were diversified. Because a relatively high percentage of the Trust's assets may be invested in the obligations of a limited number of issuers, the portfolio securities of the Trust may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. To qualify for taxation as a regulated investment company, the Trust must, among other things: (i) distribute to its shareholders at least the sum of 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Trust's business of investing in securities; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Trust (a) at least 50% of the market value of the Trust's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Trust's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Trust controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.


MISCELLANEOUS PRINCIPAL AND NON-PRINCIPAL INVESTMENT PRACTICES

     WHEN-ISSUED SECURITIES. Tax-exempt securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Trust. No payment is made until delivery is due, often a month or more after the purchase. When the Trust engages in when-issued and delayed-delivery transactions, certain risks are involved. The Trust relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Trust makes the commitment to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining its net asset value. A separate account for the Trust consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Trust's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Trust.

     PRIVATE PLACEMENT. The Trust may acquire privately negotiated loans to tax-exempt borrowers as such securities are expected to provide the Trust with a higher rate of interest than is generally available from marketable securities. To the extent that these private placements are not readily marketable, the Trust will limit its investment in such securities (and in other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Trust may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     VARIABLE RATE DEMAND INSTRUMENTS. The Trust may also invest in variable rate demand instruments which are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Trust to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Trust intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Trust, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Trust may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

     LENDING SECURITIES. The Trust may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the lent securities and accrued interest. The Trust will continue to receive interest on the lent securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on lent municipal securities received by the borrower and paid over to the Trust will not be exempt from federal income taxes in the hands of the Trust. No loans of securities will be made if, as a result, the aggregate of such loans would exceed 10% of the value of the Trust's total assets. The Trust may terminate such loans at any time.


     FINANCIAL FUTURES CONTRACTS. The Trust may invest in financial futures contracts ("futures contracts") and related options thereon limited to 20% of the Trust's net assets. If the Adviser anticipates that interest rates will rise, the Trust may sell a futures contract or write a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Trust's securities. If the Adviser anticipates that interest rates will decline, the Trust may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Trust intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation on the part of the Trust, as seller, to deliver the specific type of instrument called for in the contract at a specified future time at a specified price. A futures contract purchase creates an obligation by the Trust, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.


     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Trust entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Trust is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Trust entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Trust realizes a gain, and if the offsetting sale price is less than the purchase price, the Trust realizes a loss.

     The Trust is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Trust may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Trust may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.

     The Trust will only enter into financial contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

     A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Another risk is that the Trust's Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Trust would lose money on the sale. The risk of imperfect correlation may be increased if the futures contracts being used are on taxable securities rather than on tax-exempt securities since there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the price of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are in a purchase or sale of a futures contract. The value of the option does change and is reflected in the net asset value of the Trust.

     Put and call options on financial futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Trust will enter into an option on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

     The Trust may also utilize municipal bond index futures contracts and options thereon for hedging purposes. The Trust's strategies in employing such contracts will be similar to those discussed above with respect to financial futures and related options. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Trading in the municipal bond index futures contract takes place on the Chicago Board of Trade.

     The Trust may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Trust's total assets. In instances involving the purchase of futures contracts by the Trust, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

     REPURCHASE AGREEMENTS. The Trust may invest temporary cash balances in repurchase agreements in an amount not to exceed 5% of its total assets. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Trust is a party, the Trust could experience both delays in liquidating the underlying security and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Trust has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Trust which are not readily marketable (including private placements), amounts to more than 10% of its total assets. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Trust.


     While the Trust has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     OPTIONS. The Trust may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Trust's portfolio. The Trust will only buy options listed on national securities exchanges. The Trust will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Trust's total assets.

     Presently there are no options on New York tax-exempt securities traded on national securities exchanges and until such time as they become available, the Trust will not invest in options on debt securities.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium paid by the holder to the writer, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium paid by the holder to the writer, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Trust generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     The Trust will only write covered call or covered put options listed on national securities exchanges. The Trust may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is "covered" if the Trust owns the underlying security subject to the call option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Trust holds a call on the same security or futures contract as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Trust in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Trust maintains cash, Treasury bills or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Trust has been assigned an exercise notice, the Trust will be unable to effect a closing purchase transaction. Similarly, if the Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Trust so desires.

     The Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Trust as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     INVESTMENT RISKS OF HIGH YIELDING SECURITIES. The Trust may invest up to 30% of its assets in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's Ratings Services. These high-yielding, lower-rated securities, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher-rated securities.

     Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Trust may invest, the yields and prices of such securities may tend to fluctuate more than those of higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates, the prices of below investment grade bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual developments. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust's net asset value. Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

     An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations. As a result, the responsibility of the Trust's Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.


        SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES


     Some of the significant financial considerations relating to the Trust's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements has not been independently verified.

     STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The September 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State. The slowdown in economic activity that began in early 2001 deepened significantly in the wake of the attack. Almost one million jobs were lost in the fourth quarter alone. However, continued U.S. consumer spending combined with an expansionary fiscal and monetary policy helped keep the nation's first recession in ten years relatively mild. As expected, with New York at the center of the World Trade Center attacks, the events of September 11 had a more devastating impact on the State economy than on the national economy as a whole. As a result, it is possible that the State's economy will remain in recession after the initiation of a recovery for the nation overall. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.

     STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.


     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which have ranged from $7 billion in 2002-03 to less than $1 billion. The State's 2001-2002 fiscal year began on April 1, 2001 and ended on March 31, 2002. On March 26, 2001, the State adopted the debt service portion of the State budget for the 2001-2002 fiscal year; on May 16, 2001, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature.

     The original 2001-2002 Financial Plan (prior to the World Trade Center disaster) projected a closing balance of $2.71 billion in the General Fund. The balance is comprised of $1.48 billion in a new reserve for economic uncertainties, $627 million in the Tax Stabilization Reserve Fund (TSRF), $300 million in undesignated reserves, $151 million in the Contingency Reserve Fund
(CRF), which helps offset litigation risks, $142 million in the Community Projects Fund (CPF), which finances legislative initiatives, and $14 million in the Universal Pre-Kindergarten Fund.

     A shortfall of approximately $1.4 billion was projected in the Second Quarterly Update of the 2000-01 Financial Plan based primarily on final revenue results for the 2001-02 fiscal year, as well as the impact on the State's tax structure from the business depreciation measured enacted as part of the federal stimulus package. Most of the shortfall is associated with the final settlement of 2001 tax liability, a significant portion of which is attributable to income losses associated with the World Trade Center terrorist attacks, primarily in area business losses. The Third Quarterly Update of the Financial Plan projects a balanced 2002-03 Financial Plan due to a series of non-recurring actions to offset these revenue losses, including a tax amnesty program, increased receipts from abandoned property, a change in the payment date on various business taxes, conversion of certain hard dollar projects to bonding, and utilization of available cash reserves and other fund balances.

     The Governor presented his 2002-03 Executive Budget to the Legislature on January 22, 2002. The 2002-03 Financial Plan projected General Fund disbursements of $40.22 billion in 2002-03, a decrease of $1.01 billion (-2.4 percent) over the previous fiscal year. The net annual decrease in spending primarily reflects efforts to limit the growth of State operations, capital and debt service, and by the transfer of General Fund spending to alternate financing sources, including the utilization of federal revenues and health care resources created under the Health Care Reform Act.

     The State ended its 2001-02 fiscal year with a closing balance of $1.03 billion in the General Fund. This balance is comprised of $710 million in the Tax Stabilization Reserve Fund (after an $83 million deposit in 2000-2001), $159 million in the Community Projects Fund, $157 million in the Contingency Reserve Fund and $5 million in the Universal Pre-Kindergarten Fund.

     The State currently projects spending to grow by $2.34 billion (5.8 percent) in 2003-04 and $2.52 billion (5.9 percent) in 2004-05. General Fund spending increases for both years is primarily concentrated in school aid, Medicaid, welfare, higher education and mental hygiene programs.

     Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could produce an earlier-than-projected recovery. The cleanup of the World Trade Center site is proceeding faster than anticipated and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the state economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. Moreover, the terrorist attacks in the City magnify the uncertainties inherent in the State's forecasts, and substantially increase the likelihood that current projections will differ materially and adversely from actual results.

     DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 imposes statutory limitations on new State-supported debt outstanding, which applies to general obligation bonds, as well as other State-sponsored bonds, issued on and after April 1, 2000. General obligation bonds must be paid in equal annual installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, commencing no more than 3 years after issuance.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. As of December 31, 2000, there were 18 of the State public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt of these State public authorities was almost $95 billion, only a portion of which constitutes State-supported or State-related debt.

     Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses. The Metropolitan Transportation Authority, which oversees the operation of subway, commuter rail and bus services in the New York metropolitan area, receives the bulk of these appropriations. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

     Prior to September 11, 2001, the national and local economies had been weakening, reflecting lower business investment, increased unemployment, and declining consumer confidence. The destruction of the World Trade Center had a substantial impact on the City and its economy. Reduced economic activity lowered corporate profits, increased the rate of job loss, and reduced consumer spending, which reduced collections for several of the City's major economically sensitive tax revenues and negatively impacted tentative fiscal year 2003 property tax values for some parcels, especially downtown areas.

     Continuing recovery, cleanup and repair efforts following the September 11, 2001 attack on the World Trade Center will result in substantial expenditures for the City. The U.S. Congress passed emergency supplemental legislation which authorized $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which was for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. On March 9, 2002, the President signed nation-wide economic stimulus legislation, which includes $5 billion toward the $20 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit. Certain components of this package have the potential to adversely affect State tax revenues. The most significant impact concerns a provision that allows expanded expensing of investment costs against federal taxable income. Since the state uses federal taxable income as the starting point for calculating taxable income, the provision will adversely impact State tax revenues unless the State acts to restructure the basis for calculating the tax.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack.) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance the rehabilitation of its infrastructure and other capital needs and to refinance existing debt, as well as for seasonal financing needs. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent these disruptions in the capital program, two entities were created to issue debt to increase the City's capital financing capacity: (i) the State Legislature created the Transitional Finance Authority in 1997, and (ii) the City created the Tobacco Settlement Asset Securitization Corporation in 1999 ("TFA"). The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2004-05.

     Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and in 2000-01 totals $200.4 million. While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature.

     Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1999, the total indebtedness of all localities in the State, other than New York City, was approximately $21.8 billion. A small portion (approximately $116 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1999.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

     LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and (5) a challenge to the Governor's application of his constitutional line item veto authority. Recently, the State agreed to settle a desegregation action seeking payment by the State of its share of costs in connection with the implementation of an Educational Improvement Plan in Yonkers. Although a final order is still pending in this case, the terms of the likely settlement will require the State to pay a total of $300 million dollars to finance specified educational programs for the Yonkers public schools over the next five years, with the last payment to be made in the 2006-07 State fiscal year.

     The legal proceedings noted above involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-2002 fiscal year or thereafter. Adverse developments or an adverse decision in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-2002 Financial Plan. Although other litigation is pending against New York State, except as noted above, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     TRUST POLICIES.

       (i) The Trust may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

       (ii) The Trust may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Trust may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Trust's entering into interest rate futures contracts.

       (iii) The Trust may not engage in the underwriting of securities except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Trust's investment program, may be deemed to be an underwriting.

       (iv) The Trust may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts, although the Trust may invest in municipal securities secured by real estate or interests therein.

       (v) The Trust may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Trust's assets. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Trust.


       (vi) The Fund may not engage in short sales or participate on a joint or a joint and several basis in any trading account in securities.

       (vii) The Trust may not purchase or sell any put or call options or any combination thereof, except options on financial futures or municipal bond index contracts or options on debt securities as described in the Statement of Additional Information.

       (viii) The Trust may not purchase more than 10% of the outstanding voting securities of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (ix) The Trust may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (x) The Trust may not purchase equity securities or securities convertible into equity securities.

       (xi) The Trust may not invest in commodities or commodity contracts except that the Trust may purchase financial futures contracts and related options.

       (xii) The Trust may not purchase the securities of any issuer if, to the knowledge of the Trust, those officers and directors of the Trust and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (xiii) The Trust may not purchase oil, gas or other mineral type development programs or leases.

       (xiv) The Trust may not invest 25% or more of its assets in securities of issuers in any one industry; provided that there shall be no such limitation on the purchase of municipal securities and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       (xv) The Trust may not purchase or invest in restricted securities or securities which at the time of investment are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 10% of the Trust's assets would then be invested in such securities.

       (xvi) The primary investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes while avoiding undue risk to principal.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction, except for restrictions (ii) and
(xv).

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Trust which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                            MANAGEMENT OF THE TRUST

     The business and affairs of the Fund are managed by the Trust's officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Trust. Each Trustee serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Trustee serves until his or her successor is elected and qualified.






                                                               PRINCIPAL
                                                               OCCUPATION              OTHER
                                           LENGTH OF           DURING THE          DIRECTORSHIPS
NAME, ADDRESS, AND AGE       POSITION     TIME SERVED         PAST 5 YEARS        HELD BY TRUSTEE
------------------------- -------------- ------------- ------------------------- -----------------
Interested Trustees*
Jean Bernhard Buttner     Chairman of    Since 1987    Chairman, President       Value Line, Inc.
Age 67                    the Board of                 and Chief Executive
                          Trustees and                 Officer of Value Line,
                          President                    Inc. (the "Adviser") and
                                                       Value Line Publishing,
                                                       Inc. Chairman and
                                                       President of each of the
                                                       15 Value Line Funds
                                                       and Value Line
                                                       Securities Inc. (the
                                                       "Distributor")

Marion N. Ruth            Trustee        Since 2000    Real Estate Executive:    Value Line, Inc.
5 Outrider Road                                        President, Ruth Realty
Rolling Hills, CA 90274                                (real estate broker);
Age 67                                                 Director of the Adviser
                                                       since 2000

Non-Interested Trustees
John W. Chandler          Trustee        Since 1991    Consultant, Academic      None
1611 Cold Spring Rd.                                   Search Consultation
Williamstown, MA 01267                                 Service, Inc. Trustee
Age 78                                                 Emeritus and Chairman
                                                       (1993-1994) of the
                                                       Board of Trustees of
                                                       Duke University;
                                                       President Emeritus,
                                                       Williams College.

Frances T. Newton         Trustee        Since 2000    Customer Support          None
4921 Buckingham Drive                                  Analyst, Duke Power
Charlotte, NC 28209                                    Company.
Age 61

                                                               PRINCIPAL
                                                               OCCUPATION              OTHER
                                           LENGTH OF           DURING THE          DIRECTORSHIPS
NAME, ADDRESS, AND AGE         POSITION   TIME SERVED         PAST 5 YEARS        HELD BY TRUSTEE
---------------------------- ----------- ------------- ------------------------- ----------------
Francis Oakley               Trustee     Since 2000    Professor of History,     Berkshire Life
54 Scott Hill Road                                     Williams College, 1961    Insurance
Williamstown, MA 01267                                 to present. President     Company.
Age 70                                                 Emeritus since 1994
                                                       and President, 1985-
                                                       1994; Chairman (1993-
                                                       1997) and Interim
                                                       President (2000) of the
                                                       America Council of
                                                       Learned Societies.

David H. Porter              Trustee     Since 1997    Visiting Professor of     None
5 Birch Run Drive                                      Classics, Williams
Saratoga Springs, NY 12866                             College, since 1999;
Age 66                                                 President Emeritus
                                                       Skidmore College since
                                                       1999 and President,
                                                        1987-1998.

Paul Craig Roberts           Trustee     Since 1987    Chairman, Institute for   A Schulman
169 Pompano St.                                        Political Economy.        Inc. (plastics)
Panama City Beach, FL 32413
Age 63

Nancy-Beth Sheerr            Trustee     Since 1996    Senior Financial          None
1409 Beaumont Drive                                    Advisor, Hawthorne,
Gladwyne, PA 19035                                     since 2001; Chairman,
Age 53                                                 Radcliffe College Board
                                                       of Trustees. 1990-1999.

Officers
Charles Heebner              Vice        Since 1995    Senior Portfolio                 --
Age 66                       President                 Manager with the
                                                       Adviser.

Bradley Brooks               Vice        Since 2001    Portfolio Manager with           --
Age 39                       President                 the Adviser since 1999;
                                                       Securities Analyst with
                                                       the Adviser 1997-1999.

                                                             PRINCIPAL
                                                            OCCUPATION               OTHER
                                        LENGTH OF           DURING THE           DIRECTORSHIPS
NAME, ADDRESS, AND AGE     POSITION    TIME SERVED         PAST 5 YEARS         HELD BY TRUSTEE
------------------------ ------------ ------------- -------------------------- ----------------
David T. Henigson        Vice         Since 1994    Director, Vice President          --
Age 44                   President,                 and Compliance Officer
                         Secretary                  of the Adviser. Director
                         and                        and Vice President of
                         Treasurer                  the Distributor. Vice
                                                    President, Secretary
                                                    and Treasurer of each
                                                    of the 15 Value Line
                                                    Funds.



     * Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     All of the Trustees of the Trust serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Trust and meeting with the Trust independent auditors to review the range of their activities and to discuss the Trust's system of internal accounting controls. The non-interested Trustees of the Trust also meet with the independent auditors in executive session at each meeting of the Audit Committee. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Trustee if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Trust and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a Nominating Committee consisting of the non-interested Trustees the purpose of which is to review and nominate candidates to serve as non-interested trustees. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meeting during the last fiscal year.

     The following table sets forth information regarding compensation of Trustees by the Trust and the fourteen other Value Line Funds of which each of the Trustees is a director or trustee for the fiscal year ended February 28, 2002. Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds. The Trust has no retirement or pension plan for its Trustees.






                                                                      TOTAL
                                                                  COMPENSATION
                                                                   FROM TRUST
                                    AGGREGATE                      AND TRUST
                                  COMPENSATION                      COMPLEX
NAME OF PERSONS                    FROM TRUST                      (15 FUNDS)
-----------------------          --------------                  -------------
  Jean B. Buttner                   $  -0-                         $   -0-
  John W. Chandler                   3,000                          45,000

                                                                      TOTAL
                                                                  COMPENSATION
                                                                   FROM TRUST
                                    AGGREGATE                      AND TRUST
                                  COMPENSATION                      COMPLEX
NAME OF PERSONS                    FROM TRUST                      (15 FUNDS)
-----------------------          --------------                  -------------
     Frances T. Newton                 3,000                          45,000
     Francis C. Oakley                 3,000                          45,000
     David H. Porter                   3,000                          45,000
     Paul Craig Roberts                3,000                          45,000
     Marion N. Ruth                    3,000                          45,000
     Nancy-Beth Sheerr                 3,000                          45,000



     The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in the Trust and in all of the Value Line Funds as of December 31, 2001:






                                                               AGGREGATE DOLLAR
                                 DOLLAR RANGE OF               RANGE OF EQUITY
                                EQUITY SECURITIES             SECURITIES IN ALL
NAME OF TRUSTEE                   IN THE TRUST             OF THE VALUE LINE FUNDS
--------------------          -------------------          ------------------------
Jean B. Buttner                    $     -0-                    Over $100,000
John W. Chandler                         -0-                 $10,001 - $50,000
Frances T. Newton                        -0-                 $10,001 - $50,000
Francis C. Oakley                        -0-                 $10,001 - $50,000
David H. Porter                    $1-10,000                 $10,001 - $50,000
Paul Craig Roberts                       -0-                   Over $100,000
Marion N. Ruth                           -0-                   Over 100,000
Nancy-Beth Sheerr                        -0-                 $10,000 - $50,000



     As of May 31, 2002, no person owned of record or, to the knowledge of the Trust, owned beneficially, 5% or more of the outstanding stock of the Trust. The Adviser and its affiliates owned 124,317 shares of record or approximately 4.5% of the outstanding shares. Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares.

     None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.



                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Trust's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Trust, owns all of the voting stock of Arnold Bernhard & Co., Inc.


     The investment advisory agreement between the Trust and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 0.60% of the Trust's average daily net assets during the year. During the fiscal years ended on the last day of February, 2000, 2001 and 2002, the Trust paid or accrued to the Adviser advisory fees of $187,252, $172,063 and $174,085, respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Trust has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Trust. The agreement will terminate upon its assignment.


     In approving the investment advisory agreement, the Board of Trustees, including the non-interested Trustees, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Trust compared to other similar funds, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Trustees considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Trustees, including all of the non-interested trustees voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Trust and its shareholders. In making such determination, the Board of Trustees relied upon assistance of their legal counsel.

     The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $4 billion.


     Certain of the Adviser's clients may have investment objectives similar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Trust. The Trust, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by theTrust. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

     The Trust has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Trust for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the

Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

     The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Trust. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Trust's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Trust shares by the registered owners and transmits payments for dividends and distributions declared by the Trust. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Trust as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Trust's independent accountants and also performs certain tax preparation services.



                         SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) is designed to finance the activities of Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing Trust shares and for servicing Trust shareholders at an annual rate of .25% of the Trust's average daily net assets. During the fiscal year ended February 28, 2002, the Trust paid fees of $72,535 to the Distributor under the Plan, the Distributor paid $5,920 to other broker-dealers and incurred $57,204 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.



                             PORTFOLIO TRANSACTIONS


     Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price and execution will be obtained. Usually no brokerage commissions, as such, are paid by the Trust for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as principal. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. The Trust paid no brokerage commissions in fiscal 2000, 2001 or 2002.


     Transactions are allocated to various dealers by the Adviser in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Trust effects securities transactions may be used by the Adviser in advising other funds and accounts it manages and, conversely, research services furnished to the Adviser by brokers in connection with the other funds and accounts it manages may be used by the Adviser in advising the Trust. Since such research services are supplementary to the research efforts of the Adviser and must be analyzed and reviewed by it, the receipt of such information is not expected to materially reduce its overall expenses.


     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Trust's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur additional expenses than might otherwise be the case. The Trust's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Trust's Prospectus.


                                 CAPITAL STOCK

     Each share of beneficial interest of the Trust, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Trust were liquidated, would receive the net assets of the Trust.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Trust are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Trust reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Trust offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Trust account. The required form to enroll in this program is available upon request from the Distributor.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Trust under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Trust to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust's shareholders.

     The value of shares of the Trust on redemption may be more or less than the shareholder's cost, depending upon the market value of the Trust's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Trust, the loss may be disallowed for tax purposes if shares of the same Trust are purchased within (before or after) 30 days of the sale.


                                     TAXES

     The Trust intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Trust so qualified during the Trust's last fiscal year. By so qualifying, the Trust is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Trust shares). If the Trust fails to qualify as a regulated investment company, its earnings will be subject to tax at a maximum corporate tax rate of 35%.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


     Certain realized losses incurred after October 31, if so elected by the Trust, are deemed to arise on the first day of the following fiscal year. In the year ended February 28, 2002, the Trust did not incur such losses.


     Distributions of net tax-exempt income, in the form of "exempt-interest dividends", are excludable from the shareholder's income for federal income tax purposes (except as provided below) if the Trust qualifies to pay exempt-interest dividends. Distributions of other investment income and any realized short-term capital gains are taxable to shareholders as ordinary income. The Trust does not anticipate that any distributions will be eligible for the dividends-received deductions for corporate shareholders.


     Distributions of realized long-term capital gains are taxable to shareholders as long-term capital gain regardless of the length of time the shares of the Trust have been held by such shareholders and regardless of whether the distribution is received in cash or is reinvested in additional Trust shares. The computation of net capital gains takes into account any capital loss carryforward of the Trust. During the year ended February 28, 2002, the Trust utilized a capital loss carryforward of $250,257.


     Investments in the Trust generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.

     The Code may cause a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Trust which represents income derived from private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person." Moreover, some of the Trust's dividends may be a specific preference item or a component of an adjustment item, for purposes of determining federal alternative minimum taxes. Interest on indebtedness incurred by a shareholder to purchase or carry the Trust's shares generally is not deductible for federal income tax purposes and New York State and New York City personal income tax purposes. In addition, if a shareholder holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. In addition, the receipt of Trust dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they (i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

     A distribution by the Trust will reduce the Trust's net asset value per share. Such a distribution may be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which may be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Trust in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

     A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Trust. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Trust shares on purchase or reinvestment date).


     For shareholders who fail to furnish to the Trust their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Trust will be subject to a Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.


     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Trust.


                                PERFORMANCE DATA

     From time to time, the Trust may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Trust will be accompanied by information on the Trust's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Trust may also advertise aggregate total return information for different periods of time.

     The Trust's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                                 P(1+T)n = ERV

Where: P    =  a hypothetical initial purchase order of $1,000
       T    =  average annual total return
       n    =  number of years
       ERV  =  ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

     The Trust may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Trust. The Trust's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Trust for a specified period of time. The Trust's total return "after taxes on distributions and sale of Trust shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Trust shares at the end of a specified period. To determine these figures, all income, short-term capital gains distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Trust. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:


                                 P(1+T)n = ATVD


Where: P     =  a hypothetical initial investment of $1,000
       T     =  average annual total return (after taxes on distributions)
       n     =  number of years
       ATVD  =  ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


     Average Annual Total Return (After Taxes on Distributions and Redemption) will be computed as follows:


                                P(1+T)n = ATVDR


Where: P     =  a hypothetical initial investment of $1,000
       T     =  average annual total return (after taxes on distributions and redemption)
       n     =  number of years
       ATVDR =  ending value of the hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.


     For the one, five and ten year periods ending February 28, 2002, the Trust's average annual total returns were 5.54%, 5.60% and 6.38%, respectively; the Trust's average annual total returns (after taxes on distributions) were 5.54%, 5.35% and 6.02, respectively; the Trust's average annual total returns (after taxes on distributions and sale of Trust shares) were 4.87%, 5.27% and 5.96%, respectively.

     The Trust's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trust.


     Investors should note that the investment results of the Trust will fluctuate over time, and any presentation of the Trust's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS


     The Trust's financial statements for the year ended February 28, 2002, including the financial highlights for each of the five fiscal years in the period ended February 28, 2002, appearing in the 2002 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.



                                SECURITY RATINGS


RATINGS OF MUNICIPAL SECURITIES

     MOODY'S INVESTORS SERVICE, INC. AAA--the "best quality", AA--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligations". Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA--"medium grade" neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well. BA--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     STANDARD & POOR'S RATINGS SERVICES. AAA--"obligations of the highest quality". AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues". A--"the third strongest capacity for payment of debt service". Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB--the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. BB and B--regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While debt rated BB or B will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

RATINGS OF MUNICIPAL NOTES

     MOODY'S INVESTORS SERVICE, INC. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

     STANDARD & POOR'S CORPORATION. SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.


RATINGS OF COMMERCIAL PAPER

     MOODY'S INVESTORS SERVICE, INC. PRIME-1: highest quality. PRIME-2: higher quality.

     STANDARD & POOR'S CORPORATION. A-1: A very strong degree of safety. A-2:
Strong degree of safety.

                            PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

   (a)      Declaration of Trust.*
   (b)      By-laws.*
   (c)      Not applicable.
   (d)      Investment Advisory Agreement.*
   (e)      Distribution Agreement.*
   (f)      Not applicable.
   (g)      Custodian Agreement.*
   (h)      Not applicable.
   (i)      Legal Opinion.*
   (j)      Consent of independent accountants.
   (k)      Not applicable.
   (l)      Not applicable.
   (m)      Service and Distribution Plan.**
   (p)      Code of Ethics.**
  *         Filed as an exhibit to Post-Effective Amendment No. 13, filed April 29, 1999, and incorporated herein by reference.
  **        Filed as an exhibit to Post-Effective Amendment No. 14, filed April 28, 2000, and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 13.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                               POSITION WITH
          NAME                  THE ADVISER                        OTHER EMPLOYMENT
----------------------- --------------------------- ----------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and the
                                                    Distributor

Samuel Eisenstadt       Senior Vice President and   ---------------------------------
                        Director

David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold
                        and Director                Bernhard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Treasurer and a
                        and Director                Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.     Director                    Attorney-at-law; Retired Administrative Law
                                                    Judge

Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital

Marion N. Ruth          Director                    Real Estate Executive. President, Ruth Realty
                                                    (real estate broker). Director or Trustee of
                                                    each of the Value Line Funds


ITEM 27. PRINCIPAL UNDERWRITERS.

   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.

     (b)

                                         (2)
                                    POSITION AND             (3)
              (1)                      OFFICES          POSITION AND
      NAME AND PRINCIPAL           WITH VALUE LINE      OFFICES WITH
       BUSINESS ADDRESS           SECURITIES, INC.       REGISTRANT
------------------------------   ------------------   ----------------
      Jean Bernhard Buttner      Chairman of the      Chairman of the
                                 Board                Board and
                                                      President

        David T. Henigson        Vice President,      Vice President,
                                 Secretary,           Secretary and
                                 Treasurer and        Treasurer
                                 Director

         Stephen LaRosa          Asst. Vice           Asst. Treasurer
                                 President

The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.




   (c)        Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)

      State Street Bank and Trust Company
      c/o NFDS
      P.O. Box 219729
      Kansas City, MO 64121-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records


ITEM 29. MANAGEMENT SERVICES.

      None.


ITEM 30. UNDERTAKINGS.

      None.

                               ----------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 16 to the registration statement on Form N-1A (the "Registration Statement") of our report dated April 10, 2002 relating to the financial statements and financial highlights which appear in the February 28, 2002 Annual Report to Shareholders of Value Line New York Tax Exempt Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
June 21, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of June, 2002.


                                         VALUE LINE NEW YORK TAX EXEMPT TRUST

                                         By: /S/ DAVID T. HENIGSON
                                            -------------------------------
                                            DAVID T. HENIGSON, VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.




          SIGNATURES                             TITLE                   DATE
-----------------------------      -------------------------------- --------------
      *JEAN B. BUTTNER             Chairman and Director;           June 21, 2002
     (JEAN B. BUTTNER)             President; Principal
                                   Executive Officer

     *JOHN W. CHANDLER             Director                         June 21, 2002
     (JOHN W. CHANDLER)

     *FRANCES T. NEWTON            Director                         June 21, 2002
     (FRANCES T. NEWTON)

     *FRANCIS C. OAKLEY            Director                         June 21, 2002
     (FRANCIS C. OAKLEY)

     *DAVID H. PORTER              Director                         June 21, 2002
     (DAVID H. PORTER)

    *PAUL CRAIG ROBERTS            Director                         June 21, 2002
    (PAUL CRAIG ROBERTS)

      *MARION N. RUTH              Director                         June 21, 200
      (MARION N. RUTH)

     *NANCY-BETH SHEERR            Director                         June 21, 2002
     (NANCY-BETH SHEERR)

 /S/ DAVID T. HENIGSON             Treasurer; Principal Financial   June 21, 2002
-----------------------------      and Accounting Officer
  (DAVID T. HENIGSON)


*By /S/ DAVID T. HENIGSON
-------------------------
(DAVID T. HENIGSON, ATTORNEY-IN-FACT)